EVOFEM BIOSCIENCES®

INVESTOR PRESENTATION

MARCH 27, 2024



FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel
- Evofem's ability to successfully commercialize Phexxi in the United States and to enter into successful partnerships to commercialize Phexxi outside of the United States
- Evofem's estimates regarding expenses, revenues, financial performance and capital requirements, including the length of time its capital resources will sustain its operations, and its ability to raise additional capital to fund its operations when/if needed
- Evofem's ability to continue as a going concern
- Evofem's ability to comply with the provisions and requirements of its debt arrangements and to pay amounts owed pursuant to its debt arrangements
- Evofem's ability to retain members of its management and other key personnel and to expand its organization to accommodate potential growth
- Evofem's ability to maintain and protect its intellectual property position and its ability to obtain additional patent protection for its product for current and investigational indications
- The potential for changes to current regulatory mandates requiring payers to cover FDA-approved or -cleared contraceptives without cost sharing
- Evofem's ability to obtain or maintain third-party payer coverage and adequate reimbursement, and its reliance on the willingness of patients to pay out-of-pocket for Phexxi absent full or partial third-party payer reimbursement
- Evofem's reliance on third-party providers and licensors, such as third-party manufacturers
- The presence or absence of any adverse events or side effects relating to the use of Phexxi, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2022, filed with the SEC on March 27, 2024, and any subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, March 27, 2024, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement. This presentation also discusses estimates and other statistical data made by independent parties and by Evofem relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

phexxi
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

43.3M POTENTIAL PHEXXI USERS IN THE U.S.[1]

U.S. MARKET BY CONTRACEPTIVE METHOD[1]
(MILLIONS)



OF THE 72.7M WOMEN AGED 15-49 IN THE U.S.
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Non-Prescription Contraceptive
10.3
No Contraceptive
13.0
Prescription Contraceptive,
20.0
Surgical Sterilization
17.2
Other Non-Targets
12.2

10.3M women use non-prescription contraceptives

Non-Rx methods: barrier methods; withdrawal; periodic abstinence; tracking; other

13.0M women use no contraceptive at all

Non-Rx methods: barrier methods; withdrawal; periodic abstinence; tracking; other

20.0M women use prescription contraceptives

Rx hormonal oral contraceptives, rings, patches, shots and IUDs/copper IUD

** Study predates commercial availability of Phexxi*

$8.3B
Contraceptive Market
(U.S. 2022)[2]

1. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com)
2. Grandview Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2022 – 2030.

EVOFEM IS LEADING THE REVOLUTION

Innovative women's reproductive and sexual health solutions

phexxi®

THE FIRST AND ONLY ON-DEMAND, NON-HORMONAL PRESCRIPTION CONTRACEPTIVE VAGINAL GEL

- Vaginal pH Modulator
- Hormone-free
- FDA-approved for prevention of pregnancy
- Woman-controlled
- Used only when you need it
- Box of 12 Phexxi applicators





MOA - PHEXXI IS A pH MODULATOR

Optimal vaginal pH levels can range from 3.5 – 4.5



When semen (pH 7.1-8) enters the vagina, it raises the environmental pH level

Allows sperm to be mobile and swim up the reproductive canal

Phexxi keeps vaginal pH in the optimal range

Among subjects who used Phexxi in the registrational clinical trials, only 1.6% discontinued due to an adverse reaction.

This is lower than published rates of hormonal methods, which range from 9.6% to 20.1% discontinuation due to adverse reactions

phexxi®

EVERY 1% MARKET SHARE OF THE 43.3M WOMEN IN OUR ADDRESSABLE MARKET REPRESENTS SIGNIFICANT NET PRODUCT SALES

GROSS WAC per box of 12 Phexxi applicators	**$348.24[1]**	**Paid by the plan, not the woman** Under Federal law, most payers must cover FDA-approved contraceptives, including Phexxi, at no cost to women
	-	
Gross-to-Net Adjustments	**40%**	
	X	
Net to Evofem per box of Phexxi	**$208.94**	
	X	
Boxes each year per woman (avg.) (60 Phexxi applicators)	**5**	
	↓	
	$452 M	**PHEXXI ANNUAL NET SALES** **per each 1% market penetration[2]**

1. Effective January 1, 2024. WAC: Wholesale Acquisition Cost.
2. Annual net sales calculation: Net $ to EVFM per box * boxes/year/women * 433,000 women (1% of 43.3M women in Phexxi addressable market)

NET PRODUCT SALES GROWTH SINCE LAUNCH

phexxi® Three consecutive years of revenue growth



IN MILLIONS
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$0.4
$8.2
$16.8
$18.2
FY 2020
FY 2021
FY 2022
FY 2023

NET PRODUCT SALES NOW EXCEED SALES & MARKETING COST

Quarterly selling and marketing expense as a percent of net product sales



Product sales, net
Selling and Marketing
IN MILLIONS
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$4.3
$12.7
$6.0
$12.3
$6.4
$11.9
$0.2
$7.0
$5.8
$3.9
$2.5
$2.2
$5.1
$3.0
$4.8
$2.6
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023*
Q3 2023
Q4 2023

299%	204%	188%	3867%	66%	89%	58%	54%

ACTIVATING SELECT PATIENT TYPES TO USE PHEXXI



- Targeting women who are aligned with the current Phexxi user profiles
- Capitalizing on where Phexxi is already performing

PHEXXI PATIENT AGE

- The majority of Phexxi patients are within the 25-39 age range[1]
- Average age of Phexxi user is 33 years old

NOT USING A PRESCRIPTION CONTRACEPETIVE

LIVING WITH DEPRESSION AND ANXIETY

POSTPARTUM MOTHER

STRUGGLES WITH HER WEIGHT

IN NEED OF NON-SYSTEMIC CONTRACEPTION

CANCER SURVIVOR

WANTS NON-HORMONAL

1. IQVIA Phexxi claims data, July 2022

ACTIVATING PHEXXI UTILIZATION WITH SELECT PATIENT TYPES

phexxi®
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

Prior Contraception Among Women Switching to Phexxi[1]



80.6% Were not on any method of Rx contraception

1.7% Switching from hormonal rings and patches

9.9% Switching from oral contraceptive

7.8% Other methods

WE ARE SUCCESSFULLY REACHING OUR TARGET PATIENT TYPES

1. IQVIA Phexxi claims data, July 2022

CREATING THE VAGINAL PH MODULATOR CATEGORY

Changing the contraceptive counseling conversation to make it personal



HORMONE FREE
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
COPPER IUD
TUBAL LIGATION
used in the moment
semi-permanent or permanent option
BIRTH CONTROL IS PERSONAL. WHICH METHOD* MEETS YOUR NEEDS?
daily use
semi-permanent or permanent option
CONTAINS HORMONES
ORAL CONTRACEPTION
PATCH
RING
INJECTION
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
EVOFEM



HORMONE FREE
BIRTH CONTROL IS PERSONAL.
WHICH METHOD* MEETS YOUR NEEDS?
CONTAINS HORMONES
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
ORAL CONTRACEPTION (the "Pill")
PATCH
RING
INJECTION
COPPER IUD
TUBAL LIGATION (getting "tubes tied")
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
EVOFEM

THE GLP-1 OPPORTUNITY

Glucagon-like peptide-1 (GLP-1) agonists include semaglutide (Ozempic, Wegovy) and tirzepatide (Mounjaro, Zepbound)

1. Help lower blood sugar levels to treat type 2 diabetes (T2D)
   - Currently used by around 10-12% of T2D patients in the U.S.[1]
2. Suppress appetite and reduce calorie intake, fueling their growing popularity as obesity drugs
   - Nearly 1 in 3 adults (30.7%) are overweight[1]
   - More than 2 in 5 adults (42.4%) have obesity[1]
   - About 1 in 11 adults (9.2%) have severe obesity[1]

~2 million people in the U.S. were taking semaglutide medications in 2021[2]

JP Morgan analysts forecast that by 2030 in the U.S. alone:

- ~15 million obese patients will be on GLP-1s[1]
- Around 9% of the population - 30 million people in the U.S. – may be on GLP-1s [1]

[1] Schott C. *The increase in appetite for obesity drugs.* JP Morgan, November 29, 2023. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs

2017–2018 data from the National Health and Nutrition Examination Survey (NHANES)

[2] DeSilver. *As obesity rates rise in the U.S. and worldwide, new weight-loss drugs surge in popularity.* Pew Research, March 21, 2024. https://www.pewresearch.org/short-reads/2024/03/21/as-obesity-rates-rise-in-the-us-and-worldwide-new-weight-loss-drugs-surge-in-popularity/

[3] JP Morgan and IQVIA as cited by Reuters. https://www.reuters.com/business/healthcare-pharmaceuticals/lilly-sees-2024-profit-above-estimates-strong-demand-weight-loss-drug-2024-02-06/

LEVERAGING THE GLP-1 OPPORTUNITY FOR PHEXXI

- **GLP-1 receptor agonists may make oral birth control pills less effective at certain points in dosing schedule**

  Mounjaro and Zepbound (tirzepatide) clearly instruct HCPs to "advise females using oral contraceptives to switch to a non-oral contraceptive method or add a barrier method of contraception for 4 weeks after initiation and for 4 weeks after each dose escalation."[1]

- **Package inserts for semaglutide and tirzepatide products warn of potential risks to the fetus from exposure to these drugs during pregnancy**

- **Critical need for a non-systemic, non-hormonal method, like Phexxi, to provide added protection against unintended pregnancy in these patients**

[1] Zepbound Prescribing Information. https://uspl.lilly.com/zepbound/zepbound.html#pi

[2] Based on Section 8.1, *Use in Specific Populations: PREGNANCY* in the PI for semaglutide and tirzepatide products

$224.56 MILLION NEAR-TERM GLP-1 U.S. OPPORTUNITY

2030 Forecast (U.S.)	**30,000,000** GLP-1 Users
	X
Women of Reproductive Age as % of U.S. Adult Population	**25.59%** [2]
	↓
Female GLP-1 Users of Reproductive Age	**7,677,000**
	X
% of Women of Reproductive Age using Oral Contraceptives (OCs)	**14.0%** [3]
	↓
Women on GLP-1s using OCs	**1,074,708** phexxi® targets

X **$208.94** Net to Evofem per box of Phexxi = **$224.56 M** IN PHEXXI ANNUAL NET SALES

1. Schott C. *The increase in appetite for obesity drugs*. JP Morgan, November 29, 2023. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs
2. Calculated based on 2022 population data from March of Dimes PeriStats https://www.marchofdimes.org/peristats/data?top=14&lev=1&stop=129&reg=99&obj=9&slev=1
3. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com)

LEVERAGING THE OTC OPILL OPPORTUNITY


FULL PRESCRIPTION STRENGTH
Opill
Daily Oral Contraceptive
Take one tablet at the same time every day

- **The progestin-only oral contraceptive Opill became available over-the-counter (OTC) in March 2024**
- **Opill must must be taken within the same 3-hour window each day**[1]
- **Opill users are instructed to use a barrier method for added protection every time they have sex for the next 2 days (48 hours):**[1]
  - after starting their first pack of Opill
  - if they take a tablet more than 3 hours late or miss a tablet on 1 or more days;
  - if they vomit or have a severe diarrhea within 4 hours of taking a tablet.
- **Phexxi is a logical choice for supplemental protection against unintended pregnancy in women using Opill because it is hormone-free**
  non-systemic
  on-demand
  woman-controlled

[1] Opill package insert.

PHEXXI SALES COVERAGE


Field Coverage (n=16)
Virtual Coverage
Strategic Initiatives
Student Health & Residency Programs

INCREASING PHEXXI ACCESS

- More than 82% of Phexxi claims are now being approved[1]
- YTD 2023 Evofem has gained Phexxi coverage for more than 21.3M new lives[1]
- We have 73% coverage within our Commercial and Medicaid books of business[1]
  - 19.2M lives covered at no out-of-pocket cost[1]
- Co-pay card utilization has decreased 24% since Jan. 1, 2023, while claims have remained stable

Improvements in Phexxi coverage → Lower out-of-pocket costs to patients → Fewer Phexxi users need to use co-pay card

1. As of October 5, 2023

U.S. INTELLECTUAL PROPERTY PROTECTS PHEXXI INTO AT LEAST 2033

Four Orange Book listed patents

11,337,989

Method of use patent covering contraception using the L-Lactic Acid Phexxi formulation

Expected to provide protection into at least March 2033

11,439,610

Composition of matter patent covering compositions containing L-Lactic Acid, including the Phexxi formulation

Expected to provide protection into at least March 2033

10,568,855

Method of use patent covering contraception using the L-Lactic Acid Phexxi formulation

Expected to provide protection into at least March 2033

6,706,276

Composition of matter patent covering Phexxi

Currently expected to expire in March 2025

WHY EVOFEM? WHY NOW?

Shattering The Hormone Glass Ceiling With First-in-class Product

Hormone-free FDA-approved contraceptive that is woman-controlled and used only when needed

Intellectual Property protection into at least 2033



Attractive Target Market

A small percentage of market share yields large revenue

Ex US license opportunities

Robust birth control industry tailwinds

THANK YOU

